SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 30, 2004
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                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       0-23340                   51-0332317
     --------                       -------                   ----------
  (State or other                 (Commission               (IRS Employer
    jurisdiction                   File Number)          Identification Number)
  of incorporation


   105 Westpark Drive, Suite 200, Brentwood, Tennessee               37027
   ---------------------------------------------------               -----
        (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Regulation FD Disclosure

           On March 30, 2004, America Service Group Inc. (the "Company") issued a press release announcing that the Company's subsidiary, EMSA Limited Partnership, has entered into a settlement agreement with the Florida Attorney General's office related to previously announced allegations. A copy of the press release is attached hereto as
           Exhibit 99.1.



Item 7.  Financial Statements and Exhibits.

           (c)    Exhibits.

           99.1 Press Release dated March 30, 2004 issued by America Service Group Inc.




















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Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERICA SERVICE GROUP INC.



Date:  March 30, 2004                     By:   /s/ MICHAEL CATALANO
                                              ----------------------------------

                                                Michael Catalano
                                                Chairman, President and Chief
                                                Executive Officer

                                  EXHIBIT INDEX

Exhibit
 Number         Description of Exhibits
-------         -----------------------

99.1            Press Release dated March 30, 2004 issued by America Service
                Group Inc.